POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen and Britt D. Banks, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to (i) the Registration Statement on Form S-8 or such other form as may be appropriate and any amendments thereto (including post-effective amendments), to be filed with the Securities and Exchange Commission registering the issuance from time to time of 10,000,000 additional shares of common stock of the Corporation to be issued pursuant to, or upon exercise of options to purchase shares of common stock of the Corporation to be granted pursuant to, the Corporation's 1996 Employees Stock Plan, and (ii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto (including post-effective amendments); and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 28th day of April, 2004.

                       Signature                          Title
                       ---------                          -----

         /s/ Glen A. Barton                               Director
-------------------------------------------------------
                     Glen A. Barton


           /s/ Vincent A. Calarco                         Director
-------------------------------------------------------
                   Vincent A. Calarco


           /s/ Michael S. Hamson                          Director
-------------------------------------------------------
                   Michael S. Hamson


         /s/ Leo I. Higdon, Jr.                           Director
-------------------------------------------------------
                   Leo I. Higdon, Jr.


           /s/ Pierre Lassonde                            President and Director
-------------------------------------------------------
                    Pierre Lassonde

           /s/ Robert J. Miller                           Director
-------------------------------------------------------
                    Robert J. Miller

                                                          Chairman of the Board and Chief
          /s/ Wayne W. Murdy                              Executive Officer
-------------------------------------------------------   (Principal Executive Officer)
                     Wayne W. Murdy


         /s/ Robin A. Plumbridge                          Director
-------------------------------------------------------
                  Robin A. Plumbridge


         /s/ John B. Prescott                             Director
-------------------------------------------------------
                    John B. Prescott


         /s/ Michael K. Reilly                            Director
-------------------------------------------------------
                   Michael K. Reilly


        /s/ Seymour Schulich                              Director
-------------------------------------------------------
                    Seymour Schulich


         /s/ James V. Taranik                             Director
-------------------------------------------------------
                    James V. Taranik


        /s/ Bruce D. Hansen                               Senior Vice President and Chief Financial Officer
-------------------------------------------------------   (Principal Financial Officer)
                    Bruce D. Hansen


         /s/ David W. Peat                                Vice President and Global Controller
-------------------------------------------------------   (Principal Accounting Officer)
                     David W. Peat